SECOND AMENDMENT AND JOINDER AGREEMENT, dated as of October [23], 2015 (this “Amendment”), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 29, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among HANESBRANDS INC., a Maryland corporation (the “Parent Borrower”), MFB INTERNATIONAL HOLDINGS S.À R.L., a société à responsabilité limitée, incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 33, rue du Puits Romain, L-8070 Bertrange and registered with the Luxembourg Trade and Companies Register under number B 182.082 (the “Lux Borrower”, and together with the Parent Borrower, the “Borrowers”), the Lenders party thereto, Branch Banking & Trust Company and SunTrust Bank, as the Co-Documentation Agents, Barclays Bank PLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Bank, National Association, as the Co-Syndication Agents, JPMORGAN CHASE BANK, N.A., as the Administrative Agent and the Collateral Agent (the “Administrative Agent”), and J.P. Morgan Securities LLC, Barclays Bank PLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as the Joint Lead Arrangers and Joint Bookrunners.
W I T N E S S E T H :
WHEREAS, the Borrowers have requested to make certain amendments to the Credit Agreement as provided for in Section 2 hereof;
WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms and subject to the conditions set forth herein;
WHEREAS, the Parent Borrower has requested that the Credit Agreement be amended as set forth in Section 3 hereof to enable the Parent Borrower to incur new Incremental New Term A Loans in an aggregate principal amount of $300,000,000 (the “2015-1 Incremental Term A Loans”) on the terms and conditions set forth herein.
WHEREAS, the each financial institution identified on the signature pages hereto as a “2015-1 Incremental Term A Loan Lender” (each, a “2015-1 Incremental Term A Loan Lender”) has agreed, severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of the 2015-1 Incremental Term A Loans and to become, if not already, a Lender for all purposes of the Credit Agreement and is willing to agree to this Amendment on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, pursuant to Sections 2.9 and 10.1 of the Credit Agreement, the parties hereto hereby agree as follows:
Section 1.DEFINITIONS.
1.1    Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
SECTION 2.    REQUIRED LENDER AMENDMENTS PURSUANT TO SECTION 10.1.
2.1    Amendment of the definition of “Euro Term Loan Subsidiary Guarantor”. The definition of “Euro Term Loan Subsidiary Guarantor in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ “Euro Term Loan Subsidiary Guarantor” means each Foreign Subsidiary of Lux Borrower (or a Foreign Subsidiary of the Parent Borrower that is the direct parent of Lux Borrower) that has executed and delivered to the Administrative Agent the Euro Term Loan Guaranty (including by means of a delivery of a supplement thereto); provided that the following shall not be required to become a Euro Term Loan Subsidiary Guarantor: (i) a Receivables Subsidiary, (ii) a not-for-profit Subsidiary, (iii) a joint venture or non-wholly owned Subsidiary, (iv) an Immaterial Subsidiary, (v) an Unrestricted Subsidiary, (vi) a Subsidiary prohibited by law or contract from guaranteeing or granting Liens to secure any of the Obligations or with respect to which any consent, approval, license or authorization from any Governmental Authority would be required for the provision of any such guaranty (but in the case of such guaranty being prohibited due to a contractual obligation, such contractual obligation shall have been in place at the Closing Date or at the time such Subsidiary became a Restricted Subsidiary and was not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary); provided that each such Subsidiary shall cease to be an excluded from the definition of “Euro Term Loan Subsidiary Guarantor” solely pursuant to this clause (vi) if such consent, approval, license or authorization has been obtained, (vii) with respect to which the Parent Borrower and the Administrative Agent reasonably agree that the burden or cost or other consequences of providing a guaranty of the Obligations are excessive in relation to the benefits to the Lenders, (viii) a Subsidiary, acquired after the Closing Date, that does not have the legal capacity to provide a guarantee of the Obligations (provided that the lack of such legal capacity does not arise from any action or omission of Parent Borrower or any other Obligor), (ix) any Subsidiary with respect to which the providing of a guarantee of the Obligations, in the reasonable judgment of the Parent Borrower, could reasonably be expected to result in adverse tax consequences, (x) a Subsidiary acquired pursuant to an acquisition financed with secured Indebtedness permitted to be incurred under Section 7.2.2(i) and each Subsidiary that is a Subsidiary thereof to the extent such secured Indebtedness prohibits such Subsidiary from becoming a Guarantor; provided that each such Subsidiary shall cease to be excluded from the definition of “Euro Term Loan Subsidiary Guarantor” solely pursuant to this clause (x) if such secured Indebtedness is repaid or becomes unsecured, if such Subsidiary ceases to Guarantee such secured Indebtedness or such prohibition no longer exists, as applicable and (xi) a direct or indirect Subsidiary of any Subsidiary excluded from the definition of “Euro Term Loan Subsidiary Guarantor” pursuant to the foregoing clauses (i), (ii), (iii) and (v).”
2.2    Amendment to Section 7.1.9. Section 7.1.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“SECTION 7.1.9.    [Reserved].”
2.3    Amendment to Section 7.2.5. Clause (e) of Section 7.2.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(e)    Investments (i) by way of contributions to capital or purchases of Capital Securities by an Obligor in any other Obligor and (ii) permitted by Section 7.2.2(f)”

SECTION 3.    INCREMENTAL AMENDMENTS PURSUANT TO SECTION 2.9.
3.1    Subject to the terms and conditions set forth herein, each 2015-1 Incremental Term A Loan Lender hereto severally agrees to make, on the Effective Date (as defined below), a 2015-1 Incremental Term A Loan to the Parent Borrower in an amount equal to the commitment amount set forth next to such 2015-1 Incremental Term A Loan Lender’s name in Schedule I hereto under the caption “2015-1 Incremental Term A Loan Commitment”.

3.2    The aggregate principal amount of the 2015-1 Incremental Term A Loans made on the Effective Date shall be $300,000,000.
3.3    The 2015-1 Incremental Term A Loans shall have terms identical to the New Term A Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Obligors or any provisions regarding the rights of the New Term A Loan Lenders, of the Credit Agreement and the other Loan Documents. Each reference to a “New Term A Loan” or “New Term A Loans” in the Loan Documents shall be deemed to include the 2015-1 Incremental Term A Loans and each reference to “New Term A Loan Lender” or “New Term A Loan Lenders” in the Loan Documents shall be deemed to include the 2015-1 Incremental Term A Loan Lenders, and the definitions of the terms “New Term A Loan” and “New Term A Loan Lender” in Section 1.1 of the Credit Agreement shall be deemed modified to include the 2015-1 Incremental Term A Loans and 2015-1 Incremental Term A Loan Lenders, respectively.
3.4    This Amendment shall constitute a Joinder Agreement and a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein. To the extent required by the Credit Agreement, the Parent Borrower and the Administrative Agent hereby consent to each 2015-1 Incremental Term Loan Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement on the Effective Date.
SECTION 4.    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which each of the following conditions have been satisfied or waived in accordance with the terms hereof and the Credit Agreement (such date, the “Effective Date”):
4.1    this Amendment shall have been executed and delivered by the Borrowers, the Administrative Agent, the Required Lenders and the 2015-1 Incremental Term A Loan Lenders;
4.2    the Administrative Agent shall have received a certificate of the Parent Borrower dated as of the Effective Date, duly executed and delivered by an Authorized Officer of the Parent Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Parent Borrower approving or consenting to this Amendment and the incurrence of the 2015-1 Incremental Term A Loans, (B) certifying that the certificate or articles of incorporation and by-laws of the Parent Borrower either (x) has not been amended since the Closing Date or (y) is attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of the Parent Borrower and (ii) certifying as to the matters set forth in Sections 4.5 below;
4.3    all fees and out-of-pocket expenses for which invoices have been presented prior to the Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrowers pursuant to Section 10.3 of the Credit Agreement or any other letter agreement in connection with this Amendment shall have been paid or reimbursed;
4.4    the Administrative Agent shall have received opinions, dated as of the Effective Date and addressed to the Administrative Agent and all 2015-1 Incremental Term A Loan Lenders, from (i) Kirkland & Ellis LLP, counsel to the Parent Borrower, in form and substance reasonably satisfactory to the Administrative Agent and (ii) Maryland counsel to the Parent Borrower, in form and substance reasonably satisfactory to the Administrative Agent;
4.5    the representations and warranties in Section 5 of this Amendment shall be true and correct in all material respects as of the Effective Date;

4.6    the Parent Borrower shall be in compliance with Section 7.2.4 of the Credit Agreement both before and after giving effect to the incurrence of the 2015-1 Incremental Term A Loans; and
4.7    the Senior Secured Leverage Ratio shall be less than 3.00 to 1.00 both before and after giving effect to the incurrence of the 2015-1 Incremental Term A Loans (assuming, for the purposes of the calculations under this Section 4.7, that the Revolving Commitments are 50% drawn and that all Permitted Securitization is 50% utilized).
SECTION 5.    Representations and Warranties. The Borrowers hereby represent to the Administrative Agent and each Lender, as follows:
5.1    After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) as of such earlier date; and
5.2    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 6.    ACKNOWLEDGEMENT OF THE 2015-1 Incremental Term A Loan Lenders.
Each 2015-1 Incremental Term A Loan Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and (to the extent it is not a Lender immediately prior to the effectiveness of this Amendment) to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder, (iii) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to make the 2015-1 Incremental Term A Loans, (iv) it has, independently and without reliance upon the Administrative Agent or any other Lender (including any other 2015-1 Incremental Term A Loan Lender) and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to make the 2015-1 Incremental Term A Loans, (v) it is not an Ineligible Assignee under the Credit Agreement (to the extent it is not a Lender, an Affiliate of a Lender or an Approved Fund immediately prior to the effectiveness of this Amendment) and (vi) if it is a Non-U.S. Lender, it has duly executed and delivered to the Administrative Agent all documents required to be delivered pursuant to the terms of the Credit Agreement; and (b) agrees that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender (including any other 2015-1 Incremental Term A Loan Lender) and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment, (ii) it will, independently and without reliance upon the Administrative Agent or any other Lender (including any other 2015-1 Incremental Term A Loan Lender) and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Credit Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 7.    MISCELLANEOUS.
7.1    Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent, the Collateral Agent or the Lenders except as expressly stated herein. Except as expressly amended, consented to or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.
7.2    Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents. Each Borrower executing this Amendment confirms and agrees that notwithstanding the effectiveness of this Amendment, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment.
7.3    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
7.4    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HANESBRANDS INC.,
as Parent Borrower

By /s/ Donald F. Cook
Name: Donald F. Cook
Title: Treasurer

MFB INTERNATIONAL HOLDINGS S.À R.L.,
as Lux Borrower

By /s/ Donald F. Cook
Name: Donald F. Cook
Title: Category A Manager

[Signature Page to Second Amendment and Joinder]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ James A. Knight Name: James A. Knight
Title: Vice President

[Signature Page to Second Amendment and Joinder]

JPMORGAN CHASE BANK, N.A., as a 2015-1 Incremental Term A Loan Lender

By:    /s/ James A. Knight
Name: James A. Knight
Title: Vice President

[Signature Page to Second Amendment and Joinder]

BARCLAYS BANK PLC, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice president

[Signature Page to Second Amendment and Joinder]

HSBC BANK USA, NATIONAL ASSOCIATION, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Catherine Dong
Name: Catherine Dong
Title: Vice President

[Signature Page to Second Amendment and Joinder]

BANK OF AMERICA, NA, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Brian McDonald
Name: BRIAN MCDONALD
Title: SENIOR VICE PRESIDENT

[Signature Page to Second Amendment and Joinder]

PNC NATIONAL BANK, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Matthew M. Springman
Name: Matthew M. Springman
Title: Executive Vice President

[Signature Page to Second Amendment and Joinder]

BRANCH BANKING & TRUST COMPANY, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Kelly Attayek
Name: Kelly Attayek
Title: Assistant Vice President

[Signature Page to Second Amendment and Joinder]

SUNTRUST BANK, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Daniel L. Nichols
Name: Daniel L. Nichols
Title: Vice President

[Signature Page to Second Amendment and Joinder]

FIFTH THIRD BANK, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President

[Signature Page to Second Amendment and Joinder]

THE BANK OF NOVA SCOTIA, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

[Signature Page to Second Amendment and Joinder]

GOLDMAN SACHS BANK USA, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Second Amendment and Joinder]

REGIONS BANK, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

[Signature Page to Second Amendment and Joinder]

US BANK NATIONAL ASSOCIATION, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Vice President

[Signature Page to Second Amendment and Joinder]

THE BANK OF TOKYO-MITSUBISHI UFJ, TLD., as a 2015-1 Incremental Term A Loan Lender

By:        /s/ Adrienne Young
Name: Adrienne Young
Title: Vice President

[Signature Page to Second Amendment and Joinder]

NORTHERN TRUST COMPANY, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ John Canty
Name: John Canty
Title: Senior Vice President

[Signature Page to Second Amendment and Joinder]

CITIZENS BANK OF PENNSYLVANIA, as a 2015-1 Incremental Term A Loan Lender

By:        /s/ A. Paul Dawley
Name: A. Paul Dawley
Title: Vice President

[Signature Page to Second Amendment and Joinder]

AIB DEBT MANAGEMENT, LIMITED
, as a Lender

By:        /s/ Joseph Augustini
Name: Joseph Augustini
Title: Senior Vice President Investment Advisor to AIB Debt Management, Limited
If a second signature is necessary:

By:        /s/ Joan Chen
Name: Joan Chen
Title: Assistant Vice President Investment Advisor to AIB Debt Management, Limited

[Signature Page to Second Amendment and Joinder]

ALM VI, LTD, as a Lender
By: Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:        /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Second Amendment and Joinder]

ALM XVI, LTD, as a Lender
By: Apollo Credit Management (CLO), LLC,
As its collateral manager

By:        /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Second Amendment and Joinder]

ALME LOAN FUNDING II LIMITED, as a Lender

By:        /s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

[Signature Page to Second Amendment and Joinder]

ALME LOAN FUNDING III LIMITED, as a
Lender
By: Apollo Management International LLP, its
Collateral manager
By: AMI (Holdings), LLC, its member

By:        /s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

[Signature Page to Second Amendment and Joinder]

Anthem, Inc., as a Lender
By: Sankaty Advisors, LLC as Investment Manager

By:        /s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Second Amendment and Joinder]

APOLLO AF LOAN TRUST 2012, as a Lender
BY: Apollo Credit Management (Senior Loans II,
LLC,
As Portfolio Manager

By:        /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Second Amendment and Joinder]

ARGO RE LTD., as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:        /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director
If a second signature is necessary:

By:        /s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

[Signature Page to Second Amendment and Joinder]

SPIRE PARTNERS LLP AS AUTHORIZED ATTORNEY FOR AND ON BEHALF OF ALLRIUM CLO I LIMITED, as a Lender
By:

By:        /s/ Phillip Bennett Britton
Name: Phillip Bennett Britton
Title: Partner
If a second signature is necessary:

By:        /s/ Ian Kavanagh
Name: Ian Kavanagh
Title: Director

[Signature Page to Second Amendment and Joinder]

ARGONAUT INSURANCE COMPANY, as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:        /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director
If a second signature is necessary:

By:        /s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

[Signature Page to Second Amendment and Joinder]

AVERY POINT VI CLO, LIMITED, as a Lender
By: Sankaty Advisors, LLC, as Warehouse
Collateral Manager

By:        /s/ Andrew Viens
Name: Andrew Viens
Title: Document Control Team

[Signature Page to Second Amendment and Joinder]

AZB FUNDING, as a Lender

By:        /s/ Hiroshi Matsumoto
Name: Hiroshi Matsumoto
Title: Authorized Signatory

[Signature Page to Second Amendment and Joinder]

AZB FUNDING 4 LIMITED, as a Lender

By:        /s/ Hiroshi Matsumoto
Name: Hiroshi Matsumoto
Title: Authorized Signatory

[Signature Page to Second Amendment and Joinder]

BLUE CROSS OF CALIFORNIA, as a Lender
BY: Sankaty Advisors, LLC, as Investment
Manager

By:        /s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

[Signature Page to Second Amendment and Joinder]

CHEVRON MASTER PENSION TRUST, as a Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:        /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to Second Amendment and Joinder]

COMMUNITY INSURANCE COMPANY, as a Lender
BY: Sankaty Advisors LLC, as Investment Manager

By:        /s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to Second Amendment and Joinder]

CROWN POINT CLO III, LTD, as a Lender
By Valcour Capital Management LLC, as its
Collateral Manager

By:        /s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

[Signature Page to Second Amendment and Joinder]

EATON VANCE CDO VII, as a Lender
BY: Eaton Vance Management as Interim
Investment Advisor

By:        /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Signature Page to Second Amendment and Joinder]

EATON VANCE CDO X PLC, as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:        /s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Signature Page to Second Amendment and Joinder]

FALCON SENIOR LOAN FUND LTD., as a Lender
BY: Apollo Fund Management LLC
As Its Investment Manager

By:        /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Second Amendment and Joinder]

Goldman sachs bank usa, as a Lender

By:        /s/ Wei Yan
Name: Wei Yan
Title: Authorized Signatory

[Signature Page to Second Amendment and Joinder]

JANUS GLOBAL FUND, as a Lender

By:        /s/ Charles Turner
Name: Charles Turner
Title: Manager

[Signature Page to Second Amendment and Joinder]

JANUS GLOBAL FLEXIBLE INCOME FUND, as a Lender
By: Janus Capital Fund Plc

By:        /s/ Carrie Barrera
Name: Carrie Barrera
Title: Closer

[Signature Page to Second Amendment and Joinder]

JANUS GLOBAL INVESTMENT GRADE FUND, as a Lender
By: Janus Capital Fund Plc

By:        /s/ Carrie Barrera
Name: Carrie Barrera
Title: Closer

[Signature Page to Second Amendment and Joinder]

JANUS MULTI SECTOR INCOME FUND, as a Lender
Craig Brown

By:        /s/ Charles Turner
Name: Charles Turner
Title: Manager

[Signature Page to Second Amendment and Joinder]

JPMORGAN CHASE BANK, NA
AS A LENDER

By:        /s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

[Signature Page to Second Amendment and Joinder]

LAKE LOAN FUNDING LLC, as a Lender
By: Citibank, N.A.

By:        /s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

[Signature Page to Second Amendment and Joinder]

M&G ACTIVE EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

M&G BROAD EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

M&G CONSERVATIVE EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

M&G DYNAMIC EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

M&G EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

M&G FOCUSED EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

M&G INDEPENDENT EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

M&G PROGRESSIVE EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

M&G SLK EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Paul Cavanagh
Name: Paul Cavanagh
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

M&G VERSATILE EUROPEAN LOAN FUND LIMITED, as a Lender

By:        /s/ Simon Firbank
Name: Simon Firbank
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Paul Cavanagh
Name: Paul Cavanagh
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A., as a Lender

By:        /s/ Stefano Biondi
Name: Stefano Biondi
Title: Managing Director
If a second signature is necessary:

By:        /s/ Peter Gerrard
Name: Peter Gerrard
Title: Managing Director

[Signature Page to Second Amendment and Joinder]

NEWFLEET MULTI-SECTOR INCOME ETF, as a Lender

By:        /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to Second Amendment and Joinder]

OAKTREE CAPITAL MANAGEMENT (UK), LLP, as a Lender for and on behalf of,

Missouri Education Pension Trust
Arbour CLO Limited
Arbour CLO II Limited

By:        /s/ Madelaine Jones
Name: Madelaine Jones
Title: Managing Director
If a second signature is necessary:

By:        /s/ Anthony Shackleton
Name: Anthony Shackleton
Title: Managing Director

[Signature Page to Second Amendment and Joinder]

OHIO POLICE AND FIRE PENSION FUND, as a Lender
By: PENN Capital Management Company, Inc., as
its Investment Advisor

By:        /s/ Christopher Skorton
Name: Christopher Skorton
Title: Business Operations Associate

[Signature Page to Second Amendment and Joinder]

O'LEARY FLOATING RATE INCOME FUND, as a Lender
By:

By:        /s/ Simon Dupuis
Name: Simon Dupuis
Title: Portfolio Manager

[Signature Page to Second Amendment and Joinder]

THE PRUDENTIAL ASSURANCE COMPANY LIMITED, as a Lender

By:        /s/ Michael George
Name: Michael George
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Fabian Ansorg
Name: Fabian Ansorg
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

RAYMOND JAMES BANK, N.A., as a Lender

By:        /s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Senior Vice President

[Signature Page to Second Amendment and Joinder]

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender
By:

By:        /s/ John A. Valiska
Name:
Title: First Vice President
If a second signature is necessary:

By:        /s/ Steven VanSteenbergen
Name: Steven VanSteenbergen
Title:

[Signature Page to Second Amendment and Joinder]

SHELL PENSIONS TRUST LIMITED AS TRUSTEE OF THE SHELL CONTRIBUTORY PENSION FUND, as a Lender

By:        /s/ Michael George
Name: MichaelGgeorge
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Fabian Ansorg
Name: Fabian Ansorg
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

STATE BANK OF INDIA, NEW YORK, as a Lender

By:        /s/ Vijayalakshmi Muddu
Name: Vijayalakshmi Muddu
Title: VP & Head (Credit Management Cell)

[Signature Page to Second Amendment and Joinder]

STITCHING SHELL PENSIOENFONDS, as a Lender

By:        /s/ Michael George
Name: MichaelGgeorge
Title: Authorised Signatory
If a second signature is necessary:

By:        /s/ Fabian Ansorg
Name: Fabian Ansorg
Title: Authorised Signatory

[Signature Page to Second Amendment and Joinder]

STIFEL BANK & TRUST, as a Lender

By:        /s/ Nathan L. Yocum
Name:
Title: Vice President

[Signature Page to Second Amendment and Joinder]

VIRTUS LOW DURATION INCOME FUND, as a Lender
By:

By:        /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to Second Amendment and Joinder]

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND, as a Lender

By:        /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to Second Amendment and Joinder]